mjlink

CORPORATE PRESENTATION 2018

MjLink.com, Inc. *is a wholly owned subsidiary of* **Social Life Network, Inc.**

OTCQB Symbol: WDLF

Connecting The Global Cannabis Industry Together

Safe Harbor & Disclaimer

This information does not constitute an offer to sell or a solicitation of an offer to buy securities or assets of Social Life Network and/or MjLink, Inc. (collectively, "Social Life Network" or the "Company", "our", "we" or "us"). All information presented herein with respect to the existing business and the historical operating results of Social Life Network and estimates and projections as to future operations are based on materials prepared by the management of Social Life Network and involve significant elements of subjective judgment and analysis which may or may not be correct. While the information provided herein is believed to be accurate and reliable, Social Life Network makes no representations or warranties, expressed or implied, as to the accuracy or completeness of such information. In furnishing this information, Social Life Network reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future. This information includes certain statements, estimates and projections provided by Social Life Network with respect to its anticipated future performance.

This information also contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words "could", "believe", "anticipate", "intend", "estimate", "expect, "may, "continue, "predict, "potential, "project" and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company's filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

No information in this presentation should be construed as any indication whatsoever of MjLink.com, Inc. future financial results, revenues or stock price. There are no assurances that Social Life Network, Inc. will successfully take MjLink.com, Inc. public in Canada, or any other country.

Certain Illustrative Financial Projections

Forward Looking Financial Statements

The forward looking statements contained in the Projections contained below are subject to trends and uncertainties, including that: (a) expansion of live streaming on Facebook could sway our users to spend more time away from our Networks; (b) social video may reach saturation across social networks; (c) social platforms embrace strong governance policies, i.e. when content is inappropriate or violates a user agreement, this could affect how much content is posted on our Networks; and (d) brands fatigue from new tools and tactics on social networks could result in fewer users embracing some of our new business and E-Commerce tools on our Networks.

The forward-looking statements in the Projections and otherwise are not guarantees of future results and are subject to risks that could cause actual results to differ materially and adversely from those expressed in any forward-looking statements, including that: (a) if the Company fails to retain existing users or add new users, or if the Company's users decrease their level of engagement with its products or services, its revenue, financial results, and business may be significantly harmed; (b) if the Company fails to introduce new products or services that users find engaging or if the Company introduces new products or services that are unfavorably received, its revenues will be negatively impacted; (c) If the Company fails to provide adequate customer service to users, marketers, developers, or other partners, its results of operations will be negatively impacted; (d) the Company's revenue is currently generated from third parties advertising on its websites and mobile apps, monthly digital media subscriptions to online business professionals using our websites and mobile apps, and third party companies that license the Company's social networking and digital media technology to power their own niche social networks; if the Company is unable to attract advertisers, subscribers, merchants and licensees, its results of operations will be negatively impacted; (e) the Company has ambitious business plans, including the adoption of deep learning technologies (Machine Learning A.I.) implemented into its core social network platform technology; if the Company fails to efficiently manage the development of these components, its operations and results of operations will be negatively affected. As such, you are cautioned not to place undue reliance on such forward looking statements.

The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise. All forward-looking included below are qualified in their entirety by this cautionary statement and the statements under "Important Information" below. The Projections and the underlying assumptions were prepared internally by the Company's management, and were not prepared with a view towards compliance with published SEC or the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or generally accepted accounting principles. Neither the Company's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures or review with respect to the Projections, nor have they expressed any opinion or given any form of assurance with respect to such information or its achievability.

Furthermore, the Projections are necessarily based on numerous variables, assumptions and estimates that are inherently uncertain, many of which are beyond the Company's control, including a wide variety of industry performance, general business, economic, regulatory, market and financial conditions, as well as matters specific to the Company's business. The Projections should not be regarded as an indication that any of Company or its affiliates or management considered to be predictive of actual future events. Actual results will likely vary from the Projections, and such variations may be material. Neither the Company or its affiliates or management can give you any assurance that actual results will not differ materially from the Projections. The Projections should be read together with the Company's historical financial statements, which may be accessed at: https://www.sec.gov/cgi-bin/browse-edgar?company=Social+Life+Network%2C+Inc.&owner=exclude&action=getcompany

Our Cannabis Social Networks


weedLife
mjlink
Connect with Thousands of Entrepreneurs on the MjLink Cannabis Business Social Network
MjLink
JOIN TODAY!

WeedLife.com & MjLink.com Social Networks

We know how cannabis brands have struggled to come up with a cohesive social media plan given the many restrictions with Facebook, LinkedIn and other social networks.

MjLink solves that problem with 2 social networks DEDICATED to the Cannabis Industry world-wide. We have a wide array of digital marketing and advertising solutions that make social media campaigns for cannabis and hemp companies efficient and cost effective.

With a growing registered user base of more than 1.3 million international members, MjLink has both B2C and B2B platforms to target new and existing customers in a unique and compelling social media environment.

Key Factors
as of November 2018

One of the oldest, largest and fastest growing social network platforms for the cannabis and hemp industry, world-wide.

- Launched in January 2013
- 6 years of steady user growth
- 1.3M registered network users
- 120+ countries use the network
- 6,700 individual businesses registered
- A.I. powered B2B and B2C Social Networks, News Network, Product & Dispensary Map, Dispensary Mobile App and Website Builder, SaaS ProListings for Business Professionals.
- Exceptional Leadership Team and Board of Directors

Global Monthly User Chart



low
high

Leadership Team



Ken Tapp, Chairman, CTO and CEO

Mr. Tapp was the VP of engineer at HomeBuilder.com & Realtor.com from 1996 through their IPO in 1999 as HomeStore.com (MOVE.com), and then went on to invest in 22 Internet Startups from 1999 through 2017, and advising companies like ZILLOW, HOUZZ, RE/MAX. Has held the executive roles over his 25 years in the tech industry: CEO, CFO, CTO, COO, Director, and Chairman. Mr. Tapp has 90,000+ hours of experience in tech startups from incubation, accelerators, small-cap and mid-cap on OTC Markets and Nasdaq. Mr. Tapp started Social Life Network in January 2013. Bachelor's CIS, Master's MCA (Data Modeling) CU Denver. Executive Education - Harvard Business School



Tripp Keber, Vice chairman

Mr. Keber is recognized as a branding expert in the adult use and medical cannabis spaces. He is the Cofounder and former CEO of Dixie Brands, Inc., a cannabis centric branding company, known worldwide for its namesake cannabis-infused beverages, Dixie Elixirs, Aceso and Therabis, Dixie's human and pet CBD wellness brand platforms respectively, as well as hundreds of other cannabis products.



D. Scott Karnedy, President and COO

Mr. Karnedy is the COO, and has served as an officer or Vice President of sales and marketing for digital media and Internet companies since 1998, including: VP of Sales at AOL from Jan 2001 through 2003, SVP of Sales and Marketing at SiriusXM from 2003 - 2008, Chief Revenue Officer at Technicolor Film from 2008 - 2012, as well as SVP of Global Sales at Myspace.com and Chief Revenue Officer at Indiwire from 2012 through 2014. Mr. Karnedy joined Social Life Network in October 2017, and is responsible for all COO and CRO responsibilities. Bachelors, Marketing - Babson College 1979-1983



Mark DiSiena, CFO

Mr. DiSiena is the CFO, and has served as CFO for an Inc500 Fastest Growing, Los Angeles-based AdTech company from Jan 2016 through July 2018. He was the Financial Account Executive at Oracle from Jan 2014 through 2016, and CFO of Cherokee (NASDAQ:CHKE) from 2010 through 2013. From Jan 2009 through 2010, Mr. DiSiena was the VP of Finance for American Apparel. He has held Director positions at Louis Vuitton and Nokia.MBA in Financial Strategy - STANFORD University. VANDERBILT UNIVERSITY School of Law - JD | Securities & Taxation Attorney – NY #2581346. NEW YORK UNIVERSITY Stern School of Business, NY - BS | Accounting, magna cum laude CPA - CA #95374

Executives, Directors & Advisors

CEO & CTO



Ken Tapp

25 Year Veteran of the digital media and tech industry

COO / President



D. Scott Karnedy

38 Year Veteran of digital media & tech

CFO



Mark DiSiena

39 Year Veteran of accounting, finance, legal, & tech industry

VP of Sales



Mali Sanati

Seasoned cannabis industry sales and biz dev executive

Legal Counsel



Frederick Lehrer

16 years in corp securities, 15 years with the SEC

Financial Advisor



Raymond Oliver

25 years in financial markets and investor relations

Director



Tripp Keber

Cofounder and Director of Dixie Brands, Inc.

Director



Leslie Bocskor

President / Founder of Electrum Partners

Director



Kenneth Granville

Cofounder and CEO of MindAptiv

Advisor



Terence Fitch

Former executive of Coca-Cola. CEO of Drink Teck, LLC.

Financial Advisor



Carole Lynn Steiner

38 years in financial markets and published author

Financial Advisor



Owen May

CEO of MD Global Partners, NY Investment Bank

Monthly Network Statistics

as of November 2018

One of the largest and fastest growing online social media platforms for the cannabis and hemp industry, in the world.

1.3M

REGISTERED USERS

2.6M

MONTHLY USER SESSIONS

52M

MONTHLY PAGE VIEWS

With an average time on-network of 6 min per visit



Very Sticky with an average of 20+ page views per visit

Global User Traffic

as of November 2018

UNITED STATES 21.2M page views

554K Active Monthly Users

CANADA 8.7M page views

250K Actively Monthly Users

WORLD 22.3M page views

534K Active Monthly Users



Capital Raise for Canada Pre-IPO

$5M USD PIPE for growth of U.S. and Canadian Sales, Marketing and M&A

Social Life Network incorporated MjLink.com, Inc. in Delaware on September 20th, 2018, and we intend to take the wholly owned subsidiary public on a Canadian Stock Exchange in 2019, after completing a Rule 506(b) Reg D private placement capital raise of $5M USD



weedLife
THE facebook OF CANNABIS
weedLife
Welcome To The WeedLife Cannabis Social Network
mjlink
Connect with Thousands of Entrepreneurs on the MjLink Cannabis Business Social Network

Lead research analyst Vivien Azer of Cowen, Inc. estimates the U.S. cannabis industry could reach $75 billion in sales by 2030. Torsten Kuenzlen, CEO of Calgary-Alberta-based Sundial Growers and someone who has spent 25 years in executive leadership positions at such companies as Coca-Cola and Molson-Coors, also keynoted at the Las Vegas MJBizCon in November of 2018 suggested the cannabis industry world-wide could reach a $2 trillion global market by 2050

(source: U.S. based COWEN, Inc. and Canadian based Sundial Growers)

Paid Business Services Offered

Sales department formed November 1st 2018

- Online Advertising
- Social Media Marketing
- Reputation Management
- Localized Listings
- Search Optimization
- Mobile & Site Builder



THE facebook OF CANNABIS
weedlife
OUR SERVICES
brands and DEALS
in the CANNABIS industry
CANNABIS BUSINESS SOCIAL NETWORKING

24 Month Revenue Projections

From January 1st 2019 through December 31st 2020

MjLink.com, Inc. - Monthly Operating Plan for 2019 & 2020 (Post $5M PIPE)

	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8
Income								
New Monthly Marketing Subscription	$4,800	$28,700	$53,300	$102,500	$200,900	$299,300	$397,700	$496,100
New Monthly Ad Network Subscriptions	$3,750	$10,000	$21,000	$41,800	$82,440	$138,952	$208,162	$287,529
Annual Licensing Agreements	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000
Total Income	$18,550	$48,700	$84,300	$154,300	$293,340	$448,252	$615,862	$793,629
Operating Expenses								
General / Administrative								
Executives & Management Salaries/Benefits	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000
Accounting & HR Salaries/Benefits	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000
Legal-Securities-OTC / Fees	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000
Sales Department								
VP of Sales	1	1	1	1	1	1	1	1
VP of Sales Salaries/Benefits	$10,000	$10,186	$10,487	$10,843	$11,543	$12,933	$14,483	$16,159
Number of In-house Sales Reps	4	6	8	10	10	10	10	10
In-house Sales Rep	$13,484	$21,896	$30,744	$42,344	$53,467	$65,860	$79,269	$93,490
Number of Local Sales Rep Managers	2	3	4	5	5	5	5	5
Local Sales Rep Managers	$8,019	$12,050	$16,105	$20,209	$20,412	$20,695	$21,041	$21,438
Production Department								
Advertising Subscriptions Mngr.	$4,000	$4,500	$5,000	$5,500	$6,000	$6,500	$7,000	$7,500
Optimization Subscriptions Mngr.	$4,000	$4,500	$5,000	$5,500	$6,000	$6,500	$7,000	$7,500
Application Subscriptions Mngr.	$4,000	$4,500	$5,000	$5,500	$6,000	$6,500	$7,000	$7,500
Account - Controllers	2.00	3.00	4.00	5.00	5.00	5.00	5.00	5.00
Controller Mngr.	$5,019	$7,549	$10,084	$12,654	$12,793	$12,948	$13,116	$13,294
Number of Subscriptions Support Emp.	1	1	1	1	2	2	2	2
Subscriptions Support	$1,250	$1,250	$1,250	$1,250	$2,500	$2,500	$2,500	$2,500
Marketing Department								
Number Of Marketing Managers	1	1	1	1	1	1	2	2
Marketing Managers	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$20,000	$20,000
Number Of Social - Marketing Emp.	9	12	15	18	21	24	27	30
Social - Marketing Emp.	$14,400	$19,200	$24,000	$28,800	$33,600	$38,400	$43,200	$48,000
Tech - Support Department								
Number Of Tech - Support	1	2	3	4	5	6	6	6
Support Tech Emp.	$2,500	$5,000	$7,500	$10,000	$12,500	$15,000	$15,000	$15,000
Developer - API (1)				$4,000	$4,000	$4,000	$4,000	$4,000
Developer - Mobile App (1)	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000
Developer - Web (3)	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000
Total Employee Expenses	$148,872	$172,131	$196,171	$227,101	$248,818	$271,339	$302,610	$324,882
Monthly Operating Expenses								
Cloud Hosting	$3,000	$3,450	$3,968	$4,563	$5,247	$6,034	$6,939	$7,980
Bank Charges	$325	$854	$1,478	$2,705	$5,142	$7,858	$10,796	$13,912
Dues & Subscriptions & Pubco	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Meals and Entertainment	$93	$244	$422	$772	$1,467	$2,241	$3,079	$3,968
Office Expenses	$93	$244	$422	$772	$1,467	$2,241	$3,079	$3,968
Advertising	$928	$2,435	$4,215	$7,715	$14,667	$22,413	$30,793	$39,681
Printing	$1,000	$1,500	$2,000	$2,500	$2,500	$2,500	$2,500	$2,500
Phone System	$100	$100	$100	$100	$100	$100	$100	$100
Domain Names	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000
Marketing / Tradeshows	$3,840	$4,360	$5,260	$6,340	$7,600	$9,040	$10,660	$12,460
Est. Employees +/- 3	22	32	40	48	53	57	61	64
Office Lease	$3,300	$4,800	$6,000	$7,200	$7,950	$8,550	$9,150	$9,600
Total Monthly Expenses	$41,478	$46,986	$52,863	$61,666	$75,140	$89,977	$106,097	$123,170
Total Expenses	$190,350	$219,117	$249,035	$288,767	$323,957	$361,316	$408,707	$448,052
Total Income	$18,550	$48,700	$84,300	$154,300	$293,340	$448,252	$615,862	$793,629
$5M PIPE, budgeted across 24 months	$416,667	$416,667	$416,667	$416,667	$416,667	$416,667	$416,667	$416,667
Profit	$245,067	$246,250	$251,932	$282,200	$386,050	$503,603	$623,822	$762,244
Annual Net Profit (before estimated annual debt payment of 1st year investment.)	$245,067		$743,249			$1,915,102		
Annual Net Profit (after estimated principle-debt payment of 1st year								
EPS - (Based on a total 150M Outstanding Shares) after annual debt payment						$0.02		
Price Earnings Ratio (estimated at 19 P/E - based on historical share volume in similar tech pubco's						19		
Share Price (value estimated)						$0.36		

	Month 9	Month 10	Month 11	Month 12	Month 13	Month 14	Month 15	Month 16
Income								
New Monthly Marketing Subscription	$594,500	$692,900	$791,300	$889,700	$988,100	$1,086,500	$1,184,900	$1,283,300
New Monthly Ad Network Subscriptions	$375,023	$469,019	$568,215	$671,572	$778,258	$887,606	$999,085	$1,112,268
Annual Licensing Agreements	$10,000	$10,000	$10,000	$10,000	$20,000	$20,000	$20,000	$20,000
Total Income	$979,523	$1,171,919	$1,369,515	$1,571,272	$1,786,358	$1,994,106	$2,203,985	$2,415,568
Operating Expenses								
General / Administrative								
Executives & Management Salaries/Benefits	$50,000	$50,000	$50,000	$50,000	$65,000	$65,000	$65,000	$65,000
Accounting & HR Salaries/Benefits	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000
Legal-Securities-OTC / Fees	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000
Sales Department								
VP of Sales	1	1	1	2	2	2	2	2
VP of Sales Salaries/Benefits	$17,936	$19,795	$21,719	$33,695	$35,713	$37,884	$39,941	$42,040
Number of In-house Sales Reps	10	8	10	12	14	16	18	20
In-house Sales Rep	$108,362	$117,753	$139,561	$161,702	$184,909	$207,528	$230,319	$253,245
Number of Local Sales Rep Managers	5	4	5	6	7	8	9	10
Local Sales Rep Managers	$21,875	$18,345	$22,841	$27,358	$31,891	$36,438	$40,995	$45,561
Production Department								
Advertising Subscriptions Mngr.	$8,000	$8,500	$9,000	$9,500	$10,000	$10,500	$11,000	$11,500
Optimization Subscriptions Mngr.	$8,000	$8,500	$9,000	$9,500	$10,000	$10,500	$11,000	$11,500
Application Subscriptions Mngr.	$8,000	$8,500	$9,000	$9,500	$10,000	$10,500	$11,000	$11,500
Account - Controllers	5.00	4.00	5.00	6.00	7.00	8.00	9.00	10.00
Controller Mngr.	$13,480	$11,172	$13,870	$16,571	$19,286	$21,994	$24,704	$27,416
Number of Subscriptions Support Emp.	3	3	4	4	5	5	6	7
Subscriptions Support	$3,750	$3,750	$5,000	$5,000	$6,250	$6,250	$7,500	$8,750
Marketing Department								
Number Of Marketing Managers	2	2	2	2	2	2	3	3
Marketing Managers	$20,000	$20,000	$20,000	$20,000	$20,000	$20,000	$30,000	$30,000
Number Of Social - Marketing Emp.	33	36	39	42	45	48	51	54
Social - Marketing Emp.	$52,800	$57,600	$62,400	$67,200	$72,000	$76,800	$81,600	$86,400
Tech - Support Department								
Number Of Tech - Support	6	6	6	6	6	6	6	6
Support Tech Emp.	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000
Developer - API (1)	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000
Developer - Mobile App (1)	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000
Developer - Web (3)	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000
Total Employee Expenses	$349,206	$360,419	$398,395	$445,530	$500,054	$537,679	$587,065	$626,419
Monthly Operating Expenses								
Cloud Hosting	$9,177	$10,554	$12,137	$13,957	$16,051	$18,458	$21,227	$24,411
Bank Charges	$17,171	$20,544	$24,008	$27,544	$31,315	$34,957	$38,636	$42,345
Dues & Subscriptions & Pubco	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Meals and Entertainment	$4,898	$5,860	$6,848	$7,856	$8,932	$9,971	$11,020	$12,078
Office Expenses	$4,898	$5,860	$6,848	$7,856	$8,932	$9,971	$11,020	$12,078
Advertising	$48,976	$58,596	$68,476	$78,564	$89,318	$99,705	$110,199	$120,778
Printing	$2,500	$2,000	$2,500	$3,000	$3,500	$4,000	$4,500	$5,000
Phone System	$100	$100	$100	$100	$100	$100	$100	$100
Domain Names	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000
Marketing / Tradeshows	$14,440	$16,600	$18,940	$21,460	$24,160	$27,040	$30,100	$33,340
Est. Employees +/- 3	68	67	75	83	91	98	107	115
Office Lease	$10,200	$10,050	$11,250	$12,450	$13,650	$14,700	$16,050	$17,250
Total Monthly Expenses	$141,360	$159,162	$180,105	$201,788	$224,957	$247,901	$271,852	$296,380
Total Expenses	$490,565	$519,581	$578,500	$647,318	$725,011	$785,781	$858,917	$922,799
Total Income	$979,523	$1,171,919	$1,369,515	$1,571,272	$1,786,358	$1,994,106	$2,203,985	$2,415,568
$5M PIPE, budgeted across 24 months	$416,667	$416,667	$416,667	$416,667	$416,667	$416,667	$416,667	$416,667
Profit	$905,625	$1,069,005	$1,207,682	$1,340,621	$1,478,014	$1,624,992	$1,761,735	$1,909,436
Annual Net Profit (before estimated annual debt payment of 1st year investment.)	$4,206,793			$7,824,100				$6,774,176
Annual Net Profit (after estimated principle-debt payment of 1st year				$6,834,100				
EPS - (Based on a total 150M Outstanding Shares) after annual debt payment	$0.04			$0.0782				$0.0677
Price Earnings Ratio (estimated at 19 P/E - based on historical share volume in similar tech pubco's	19			19.0				19.0
Share Price (value estimated)	$0.80			$1.487				$1.287

	Month 17	Month 18	Month 19	Month 20	Month 21	Month 22	Month 23	Month 24
Income								
New Monthly Marketing Subscription	$1,381,700	$1,480,100	$1,578,500	$1,676,900	$1,775,300	$1,873,700	$1,972,100	$2,070,500
New Monthly Ad Network Subscriptions	$1,226,814	$1,342,451	$1,458,961	$1,576,169	$1,693,935	$1,812,148	$1,930,718	$2,049,575
Annual Licensing Agreements	$20,000	$20,000	$20,000	$20,000	$20,000	$20,000	$20,000	$20,000
Total Income	$2,626,514	$2,842,551	$3,057,461	$3,273,069	$3,489,235	$3,705,848	$3,922,818	$4,140,075
Operating Expenses								
General / Administrative								
Executives & Management Salaries/Benefits	$65,000	$65,000	$65,000	$65,000	$65,000	$65,000	$65,000	$65,000
Accounting & HR Salaries/Benefits	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000
Legal-Securities-OTC / Fees	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000
Sales Department								
VP of Sales	3	3	3	3	4	4	4	4.0
VP of Sales Salaries/Benefits	$54,156	$56,285	$58,426	$60,575	$72,731	$74,892	$77,058	$79,228
Number of In-house Sales Reps	23	25	27	29	31	33	36	38
In-house Sales Rep	$279,281	$302,404	$325,597	$348,846	$372,139	$395,468	$421,825	$445,206
Number of Local Sales Rep Managers	12	13	14	15	16	17	18	19
Local Sales Rep Managers	$54,134	$58,712	$63,295	$67,881	$72,470	$77,061	$81,654	$86,248
Production Department								
Advertising Subscriptions Mngr.	$12,000	$12,500	$13,000	$13,500	$14,000	$14,500	$15,000	$15,500
Optimization Subscriptions Mngr.	$12,000	$12,500	$13,000	$13,500	$14,000	$14,500	$15,000	$15,500
Application Subscriptions Mngr.	$12,000	$12,500	$13,000	$13,500	$14,000	$14,500	$15,000	$15,500
Account - Controllers	11.50	12.50	13.50	14.50	15.50	16.50	18.00	19.00
Controller Mngr.	$31,379	$34,093	$36,807	$39,523	$42,239	$44,956	$48,923	$51,640
Number of Subscriptions Support Emp.	7	8	9	10	10	11	11	11
Subscriptions Support	$8,750	$10,000	$11,250	$12,500	$12,500	$13,750	$13,750	$13,750
Marketing Department								
Number Of Marketing Managers	3	3	3	3	3	3	3	4
Marketing Managers	$30,000	$30,000	$30,000	$30,000	$30,000	$30,000	$30,000	$40,000
Number Of Social - Marketing Emp.	57	60	63	66	69	72	75	81
Social - Marketing Emp.	$91,200	$96,000	$100,800	$105,600	$110,400	$115,200	$120,000	$129,600
Tech - Support Department								
Number Of Tech - Support	6	6	7	8	9	10	11	12
Support Tech Emp.	$15,000	$15,000	$17,500	$20,000	$22,500	$25,000	$27,500	$30,000
Developer - API (1)	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000
Developer - Mobile App (1)	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000
Developer - Web (3)	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000
Total Employee Expenses	$682,906	$722,502	$764,684	$806,934	$857,988	$900,338	$945,721	$1,032,172
Monthly Operating Expenses								
Cloud Hosting	$28,073	$32,284	$37,126	$42,695	$49,100	$56,465	$64,934	$74,674
Bank Charges	$46,078	$49,830	$53,597	$57,377	$61,166	$64,964	$68,767	$72,576
Dues & Subscriptions & Pubco	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Meals and Entertainment	$13,143	$14,213	$15,287	$16,365	$17,446	$18,529	$19,614	$20,700
Office Expenses	$13,143	$14,213	$15,287	$16,365	$17,446	$18,529	$19,614	$20,700
Advertising	$131,426	$142,128	$152,873	$163,653	$174,462	$185,292	$196,141	$207,004
Printing	$5,750	$6,250	$6,750	$7,250	$7,750	$8,250	$9,000	$9,500
Phone System	$100	$100	$100	$100	$100	$100	$100	$100
Domain Names	$4,000	$4,000	$4,001	$4,002	$4,003	$4,004	$4,005	$4,006
Marketing / Tradeshows	$36,760	$40,360	$44,140	$48,100	$52,240	$56,560	$61,060	$65,560
Est. Employees +/- 3	126	134	143	152	161	170	179	191
Office Lease	$18,825	$20,025	$21,375	$22,725	$24,075	$25,425	$26,850	$28,650
Total Monthly Expenses	$322,297	$348,402	$375,537	$403,633	$432,788	$463,118	$495,085	$528,479
Total Expenses	$1,005,203	$1,070,904	$1,140,221	$1,210,567	$1,290,776	$1,363,456	$1,440,806	$1,560,642
Total Income	$2,626,514	$2,842,551	$3,057,461	$3,273,069	$3,489,235	$3,705,848	$3,922,818	$4,140,075
$5M PIPE, budgeted across 24 months	$416,667	$416,667	$416,667	$416,667	$416,667	$416,667	$416,667	$416,667
Profit	$2,039,978	$2,188,315	$2,333,907	$2,479,169	$2,615,126	$2,759,059	$2,898,679	$2,996,099
Annual Net Profit (before estimated annual debt payment of 1st year investment.)				$15,815,545				$27,084,506
Annual Net Profit (after estimated principle-debt payment of 1st year								$26,084,506
EPS - (Based on a total 150M Outstanding Shares) after annual debt payment				$0.1582				$0.2708
Price Earnings Ratio (estimated at 19 P/E - based on historical share volume in similar tech pubco's				19.0				19.0
Share Price (value estimated)				$3.005				$5.146

est. Share Price

$0.36 USD

$1.48 USD

$3.05 USD

$5.14 USD

POST $5M USD PIPE

est. Share Price Below is Calculated on 150M Outstanding Shares Issued and a P/E Ratio of 19

(19 is used based on similar social media online directory companies such as Twitter, Yelp & Match)

NET PROFIT AT MONTH 24

$27,084,508

est. revenues are based on the current user-ship and page-view data in slide #8 of this deck, and are contingent on 5% monthly user growth rate.

mjlink

CORPORATE PRESENTATION 2018

MjLink.com, Inc. *is a wholly owned subsidiary of* **Social Life Network, Inc.**

OTCQB Symbol: WDLF

- Launched in January 2013
- 6 years steady user growth
- 1.3M registered users
- 120+ countries on network
- 6,700 businesses registered
- A+ Management Team
- IPO Canadian Exchange

CONTACT

Ken Tapp or Mark DiSiena

(855) 933-3277